SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF EARLIEST REPORTED EVENT - MARCH 18, 2003



                              BLUE INDUSTRIES INC.
               (Exact name of Issuer as specified in its charter)




               Nevada                  000-32567          52-2273215
   (State or other jurisdiction of    (Commission        (IRS Employer
   incorporation or organization)    File Number)   Identification Number)


                               340 rue de la Gare
                               France 74370 Pringy
                (Address of Issuer's principal executive offices)


                               (011) 33 4 50 66 98 61
                       (Issuer's telephone number, including area code)


                               (011) 33 4 50 66 98 61
                       (Issuer's facsimile number, including area code)

           (Former name or former address, if changed since last report)


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ITEM 1.
CHANGES IN CONTROL OF THE ISSUER

       Not Applicable

Item 2.
ACQUISITION OF ASSETS.

       Not Applicable

Item 3.
BANKRUPTCY OR RECEIVERSHIP.

       Not Applicable

Item 4.
CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

       Not Applicable

Item 5.
OTHER EVENTS AND REGULATION FD DISCLOSURE

       On March 18, 2003, we announced that we suffered a burglary at our facility in Pringy, France. The stolen materials consisted principally of inventory, supplies, office equipment and quality control files, valued at approximately $ 850,000.

       We have reported the theft to the local police and our insurance carrier.

       A copy of our press release is attached as an exhibit to this Current Report on Form 8-K

Item 6.
RESIGNATIONS OF DIRECTORS.

       Not Applicable

ITEM 7.
FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired.

       Not Applicable

(b)    Pro forma financial information.

       Not Applicable

 (c)   Exhibits.

     99.1     Press release dated March 18, 2003

Item 8.
CHANGE IN FISCAL YEAR.

Not applicable.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Industries, Inc, Inc. has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BLUE INDUSTRIES, INC.
March 20, 2003



By:           /s/ Patrick Gouverneur
    Patrick Gouverneur  President